UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 5, 2015

CHECKPOINT SYSTEMS, INC.
(Exact name of Registrant as specified in its Articles of Incorporation)

Pennsylvania	22-1895850
(State of Incorporation)	(IRS Employer Identification No.)

101 Wolf Drive, Thorofare, NJ	08086
(Address of principal executive offices)	(Zip Code)

856-848-1800
(Registrant’s telephone number, including area code)
N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 2.02Results of Operations and Financial Condition.

On March 5, 2015 Checkpoint Systems, Inc. (the “Company”) issued a press release announcing its 2014 fourth quarter and fiscal year end results.  A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) The following exhibits are furnished (not filed) herewith:

Exhibit 99.1 Press Release dated March 5, 2015

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Checkpoint Systems, Inc.

Date: March 5, 2015	By:	/s/ Jeffrey O. Richard
Name: Jeffrey O. Richard
Title: Executive Vice President and Chief Financial Officer

Checkpoint Systems, Inc.
Index of Exhibits

EXHIBIT	DESCRIPTION

EXHIBIT 99.1	Press Release dated March 5, 2015